UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2023 (September 18, 2023)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-35741	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure

The management of Chemung Financial Corporation (the “Corporation”) conducted one-on-one meetings with institutional investors and analysts on September 18-19, 2023, at the 2023 Janney Community Bank Forum Conference to discuss the Corporation’s strategies and recent financial performance. Anders M. Tomson, Chief Executive Officer, and Dale M. McKim III, Chief Financial Officer and Treasurer, presented.

The investor presentation prepared by the Corporation for use in these meetings is available on the Corporation’s website at www.chemungcanal.com under Investor Relations and “Investor Presentation.” Investors should note that the Corporation announces material information in Securities and Exchange Commission (the “SEC”) filings and press releases. Based on guidance from the SEC, the Corporation may also use the Investor Relations section of its corporate website, www.chemungcanal.com, to communicate with investors about the Corporation. It is possible that the information posted there could be deemed to be material information. The information on the Corporation’s website is not incorporated by reference into this Current Report on Form 8-K.

This investor presentation is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

The investor presentation is furnished as Exhibit 99.1 to this report.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.

99.1	Investor Presentation on September 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

September 18, 2023	By:	/s/ Dale M. McKim, III
Dale M. McKim, III
Chief Financial Officer and Treasurer